Exhibit 10.1

                   FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT, dated as of October 16, 2002 (this "Amendment"), is among INVACARE CORPORATION, an Ohio corporation (the "Company"), each of the Borrowing Subsidiaries party thereto (collectively with the Company, the "Borrowers"), the banks set forth on the signature pages hereof (collectively, the "Banks") and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois and successor by merger with Bank One, Michigan, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

     A. The Borrowers, the Agent and the Banks are parties to a 364-Day Credit Agreement, dated as of October 17, 2001 (as now and hereafter amended, the "Credit Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions thereof, to extend credit to the Borrowers.

     B. The Borrowers desire to amend the Credit Agreement to, among other things, extend the Termination Date under the Credit Agreement, and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

     Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

     1.1 Effective on October 16, 2002, the "Termination Date" in Section 1.1 shall be amended and restated in its entirety to read as follows:

     "Termination Date" shall mean the earlier to occur of (a) October 15, 2003 or any later date as may be specified as the Termination Date in accordance with
Section 2.12, and (b) the date on which the Commitments shall be terminated pursuant to Section 2.2 or 6.2.

     1.2 The following definitions shall be added to Section 1.1 in appropriate alphabetical order:

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the regulations thereunder.

     "SEC" means the Securities and Exchange Commission, or any governmental authority succeeding to any of its principal functions.

     1.3 Sections 5.1(d)(ii) and (iii) shall be amended and restated in their entirety to read as follows:

     (ii) As soon as  available  and in any event within the earlier of (A) five
(5) days after the time period specified by the SEC under the Exchange Act for quarterly reporting or (B) within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter, and the related consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year, all in reasonable detail and duly certified (subject to normal year-end adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles, together with a compliance certificate in substantially the form of Exhibit H attached hereto signed by the chief financial officer of the Company showing the calculations necessary to determine compliance with this Agreement and stating that no Event of Default or Default has occurred and is continuing; provided, however, that at any time the Company shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the quarterly balance sheets and statements on Form 10-Q of the Company and its Subsidiaries for such quarterly period as filed with the SEC shall be deemed to satisfy the requirements of this clause (ii);

     (iii) As soon as available  and in any event within the earlier of (A) five
(5) days after the time period specified by the SEC under the Exchange Act for annual reporting or (B) within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flow of the Company and its Subsidiaries for such fiscal year, with a customary audit report of Ernst & Young, or other nationally recognized independent certified public accountants selected by the Company, without qualifications unacceptable to the Required Banks, together with (A) either (I) a written statement of the accountants that is making the examination necessary for their report or opinion they obtained no knowledge of the occurrence of any Default or Event of Default under this Agreement or (II) if they know of any Default or Event of Default, their written disclosure of its nature and status, provided that, the accountants shall not be liable directly or indirectly to anyone for any failure to obtain knowledge of any Default or Event of Default under this Agreement, and (B) a compliance certificate in substantially the form of Exhibit H attached hereto signed by the chief financial officer of the Company showing the calculations necessary to determine compliance with this Agreement and stating that no Event of Default or Default has occurred and is continuing; provided, however, that at any time the Company shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the annual balance sheets and statements on Form 10-K of the Company and its Subsidiaries for such annual period as filed with the SEC shall be deemed to satisfy the requirements of this clause (iii);

                                   ARTICLE 2.
                                 REPRESENTATIONS

     Each Borrower represents and warrants to the Agent and the Banks that:

     2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

     2.2 This Amendment is the legal, valid and binding obligation of such Borrower enforceable against it in accordance with the terms hereof.

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
     2.3 After  giving  effect  to  the  amendments   herein   contained,   the
representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

     This Amendment shall not become effective until each of the following has been satisfied:

     3.1 This Amendment shall be signed by each Borrower, the Agent and the Banks.

     3.2 The Company shall pay to the Agent, for the pro rata benefit of the Banks signing this Amendment on or before 5:00 p.m. on October 11, 2002 a fee equal to 7.5 basis points on each such Bank's Commitment, which fee shall be due and payable on October 18, 2002.

     3.3 The Company shall deliver to the Agent such board resolutions, good standing certificates and incumbency certificates required by the Agent.

                                   ARTICLE 4.
                                 MISCELLANEOUS.

     4.1 References in the Credit Agreement or in any note, certificate, instrument or other document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

     4.2 Each Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

     4.3 Each Borrower acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. Each Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent or any Bank, any participant lender or any of their successors or assigns.

     4.4 Except as expressly amended hereby, each Borrower agrees that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Borrower in connection with the Credit Agreement in favor of the Agent or any Bank are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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



     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of October 16, 2002.


                                         INVACARE CORPORATION


                                         By:  /s/ Gerald B. Blouch
                                              _________________________________

                                         Its: President, Chief Operating Officer
                                              Interim Chief Financial Officer
                                              _________________________________


                                         INVACARE (DEUTSCHLAND) GmbH


                                         By:  /s/ Gerald B. Blouch
                                              _________________________________

                                         Its: President, Chief Operating Officer
                                              Interim Chief Financial Officer
                                              _________________________________


                                         INVACARE AUSTRALIA PTY. LTD.


                                         By:  /s/ Gerald B. Blouch
                                              _________________________________

                                         Its: President, Chief Operating Officer
                                              Interim Chief Financial Officer
                                              _________________________________


                                         INVACARE CANADA INC.


                                         By:  /s/ Gerald B. Blouch
                                              _________________________________

                                         Its: President, Chief Operating Officer
                                              Interim Chief Financial Officer
                                              _________________________________


                                         INVACARE S.A.


                                         By:  /s/ Gerald B. Blouch
                                              _________________________________

                                         Its: President, Chief Operating Officer
                                              Interim Chief Financial Officer
                                              _________________________________


                                         INVACARE BV


                                         By:  /s/ Gerald B. Blouch
                                              _________________________________

                                         Its: President, Chief Operating Officer
                                              Interim Chief Financial Officer
                                              _________________________________

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
                                          BANK ONE, NA, as a Bank and as Agent


                                          By:  /s/ Glenn A. Currin
                                               ________________________________

                                          Its: Managing Director
                                               ________________________________


                                          KEYBANK NATIONAL ASSOCIATION, as a
                                          Bank and Syndication Agent


                                          By:  /s/ Brendan A. Lawlor
                                               ________________________________

                                          Its: Vice President
                                               ________________________________


                                          NATIONAL CITY BANK, as a Bank and
                                          Documentation Agent


                                          By:  /s/ John Osberg
                                               ________________________________

                                          Its: Assistant Vice President
                                               ________________________________


                                          BANK OF AMERICA, N.A., as a Bank and
                                          Documentation Agent


                                          By:  /s/ Larry Gordon
                                               ________________________________

                                          Its: Principal
                                               ________________________________


                                          JP MORGAN CHASE BANK, as a Bank
                                          and Co-Agent


                                          By:  /s/ Henry W. Centa
                                               ________________________________

                                          Its: Vice President
                                               ________________________________


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



                                           THE BANK OF NEW YORK


                                           By:  /s/ Michael Flannery
                                                _______________________________

                                           Its: Vice President
                                                _______________________________


                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:  /s/ Charles Heidsieck
                                                _______________________________

                                           Its: Senior Vice President
                                                _______________________________


                                           FIFTH THIRD BANK


                                           By:  /s/ James Byrnes
                                                _______________________________

                                           Its: Vice President
                                                _______________________________


                                           HARRIS TRUST AND SAVINGS BANK


                                           By:  /s/ Gloria Compean-Endicott
                                                _______________________________

                                           Its: Vice President
                                                _______________________________


                                           NORDEA BANK FINLAND PLC, formerly
                                           known as Merita Bank Plc


                                           By:  /s/ Thomas P. Hickey
                                                _______________________________

                                           Its: Vice President
                                                _______________________________


                                           By:  /s/ Ulf Forsstrom
                                                _______________________________

                                           Its: Vice President
                                                _______________________________

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




                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:  /s/ Joseph Moran
                                                _______________________________

                                           Its: Vice President
                                                _______________________________




                                           SUNTRUST BANK


                                           By:  /s/ William Priester
                                                _______________________________

                                           Its: Vice President
                                                _______________________________





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